Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA 8 File No. 811-09859, CIK 0001064458 Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA 8, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust (CIK: 0000778207);
•	The Alger Portfolios (CIK: 0000832566)
•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316);
•	Dreyfus Variable Investment Fund (CIK: 0000813383);
•	Dreyfus Sustainable U.S. Equity Portfolio (CIK: 0000890064);
•	Dreyfus Investment Portfolio (CIK:0001056707);
•	Franklin Templeton Variable Insurance Products Trust (CIK: 0000837274);
•	Janus Aspen Series EDGAR (CIK:0000906185);
•	MFS® Variable Insurance Trust (CIK: 0000918571);
•	Morgan Stanley Variable Fund, Inc. EDGAR (CIK: 0001011378);
•	Fidelity Variable Insurance Products Fund (CIK: 0000356494), (CIK: 0000831016) (CIK: 0000927384).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/Alison Ryan

Alison Ryan

Transamerica Life Insurance Company